UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 10, 2006
Laserscope
(Exact name of registrant as specified in its charter)

California	000-18053	77-0049527
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

3070 Orchard Drive
San Jose, CA	95134-2011
(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s telephone number, including area code) (408) 943-0636
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Merger Agreement
     On July 11, 2006, Laserscope, a California corporation (the “Company”), American Medical Systems Holdings, Inc., a Delaware corporation (“Parent”), and Kermit Merger Corp., a California corporation and an indirect subsidiary of Parent (“Merger Sub”), entered into an amendment (“Amendment No. 1”) to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of June 3, 2006 among the Company, Parent and Merger Sub.
     Amendment No. 1:
•	extends the expiration date of the Offer by five business days to 12:00 midnight Central time on July 19, 2006 rather than July 12, 2006;

•	amends the Revised Minimum Condition to mean 49.9% of the total number of shares of Laserscope common stock outstanding at the expiration of the Offer;

•	effects the waiver by AMS and Merger Sub of the conditions to the Offer pertaining to the absence of any adverse actions or proceedings, any uncured material inaccuracy in Laserscope’s representations and warranties, any uncured material failure by Laserscope to perform its covenants and any material adverse effect on Laserscope since March 31, 2006 during the five business day extension of the Offer; however, such conditions will be reinstated if the Offer is extended in accordance with the terms of the Merger Agreement beyond July 19, 2006; and

•	effects a waiver by AMS and Merger Sub of their right to terminate the Merger Agreement due to Laserscope’s breach of the covenants or agreements in the Merger Agreement or due to any breach of any of the representations and warranties of Laserscope in the Merger Agreement during the five business day extension of the Offer; however, such right will be reinstated if the Offer is extended in accordance with the terms of the Merger Agreement beyond July 19, 2006.
     The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the complete text of Amendment No. 1, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of July 11, 2006, by and among Laserscope, American Medical Systems, Inc. and Kermit Merger Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASERSCOPE
Date: July 11, 2006	By:	/s/ Peter Hadrovic
Peter Hadrovic
Vice President, Legal Affairs and Business Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of July 11, 2006, by and among Laserscope, American Medical Systems, Inc. and Kermit Merger Corp.